[LOGO OF VESTAUR]
Vestaur
Securities,
Inc.

--------------------------------------------------------------------------------
                                     ANNUAL
                                     REPORT
                                TO SHAREHOLDERS
                               November 30, 2000

--------------------------------------------------------------------------------



BOARD OF
DIRECTORS                                     OFFICERS

Glen T. Insley                                Glen T. Insley
                                              Chairman
Steven S. Elbaum
                                              Dung Vukhac
Paul B. Fay, Jr.                              President

John C. Jansing                               J.P. Weaver
                                              Vice President
Charles P. Pizzi                              and Secretary

Philip R. Reynolds                            Carol Kosel
                                              Treasurer
Marciarose Shestack
                                              Brian McCarthy
Robert E. Shultz                              Assistant Treasurer

Dung Vukhac

ADVISOR

[LOGO OF FIRST UNION]
First Union
National Bank
                                                             -------------------
VESTAUR SECURITIES, INC.                                           PRSRT STD
Evergreen Institutional Asset Management/First Union              U.S. POSTAGE
123 South Broad Street, 2nd Floor                                     PAID
Philadelphia, PA 19109                                           LANCASTER, PA
                                                                 PERMIT NO. 11
                                                             -------------------

Vestaur Securities, Inc.
Shareholder Letter

[LOGO OF VESTAUR SECURITIES]
Annual report, year ended November 30, 2000

Dear Fellow Shareholders:

 For the year ended November 30, 2000, the fear of further tightenings of monetary policy by the Federal Reserve Board gave way to hope for an easing of policy in early 2001, as evidence of significant slowing of economic growth accumulated during the second half of the Fund's fiscal year. Treasury yields in the 2 to 30 year maturity range fell sharply between May and November, led by yields on short intermediate treasury notes which declined by more than 100 basis points. For the entire fiscal year under review, Treasury coupon yields fell 40 to 75 basis points, erasing one third to a half of their rise in fiscal 1999.

 Among the major bond market sectors, Treasury securities posted the best performance in fiscal 2000, benefiting from the launch of the Treasury buy back program and flight to quality. The Lehman Treasury index registered an impressive total return (price appreciation plus coupon income) of 10.7% for the twelve months ending 11/2000. After lagging earlier in the year, due to a challenge by Congressman Baker on the special status of Government Sponsored Agencies (GSE's), the U.S. Government Agency sector rebounded in the second half to return 9.1% putting it in a virtual tie with fixed-rate mortgage passthroughs (MBS). Yield spreads versus Treasury securities widened to levels not seen since the last recession as corporate bonds lagged, reflecting heightened fear of a hard landing for the economy in 2001. For the period, the Lehman Corporate Bond Index, which encompasses all investment grade corporate issues, returned only 6.5% while the Lehman High Yield Index returned -6.6% for the same period.

 At this writing, all evidence seems to suggest that the Federal Reserve Board is poised to cut its target Federal Funds Rate. Inflation news remains benign while demand for labor and goods has weakened much more than anticipated. The Producers Price Index for finished goods excluding food and energy was flat, while the Consumer Price Index was up only 0.2% in November. Crude oil prices have also plunged in December to the $25-$26 range as supply caught up with demand. The unemployment rate remained near its lowest level in 30 years, but weekly initial unemployment claims have recently risen to the 350,000 level, suggesting that labor market conditions are easing rapidly. Retail sales were much weaker than expected and are likely to remain soft in the coming months given expected decline of in the Conference Board's Consumer Confidence Index. Non-defense capital goods orders and shipments for October and November, excluding aircraft and parts, were extremely weak and on a pace to decline 10% and 3%, respectively, from the third quarter. Lastly, the Federal Reserve Board clearly paved the way for an easing move by declaring that the risks are "weighted mainly toward conditions that may generate economic weakness in the future" in a statement issued at the conclusion of its latest Open Market Committee meeting.

 While an easing of policy by the Federal Reserve Board by the end of January is widely anticipated, the magnitude of the coming reduction of the target Federal Funds Rate and the number of easing moves the Federal Reserve Board will need to make this year remains in doubt. In our view, transitioning from a 6% annual growth rate supercharged by consumer spending, stock gains and refinancing proceeds, and business investment in technology, IPO's and venture capital, to a more sustainable growth path is a process fraught with risk of overshoot. Given the current trajectory of consumer spending and business investment, several quarters of GDP growth in the range of 2.0% appear likely, but the risk of an outright recession is also significant. Consequently, we expect the Federal Reserve Board to reduce the Federal Funds Rate by as much as 75 basis points or more by mid-year to a level more consistent with 2.0% real GDP growth if economic activity remains anemic in the second half of this year.

 Our current investment strategy calls for a neutral duration posture with emphasis on security selection and diversification to maximize portfolio yield while minimizing portfolio exposure to credit risk. With Treasury notes maturing in 2 to 10 years trading near 5%, the treasury sector is clearly overvalued. To validate the current level of the 2-year note, the Federal Reserve Board will have to ease at least 150 basis points. Such a dramatic reduction of the Federal Funds Rate is clearly possible over time, but Treasury yields have fallen so rapidly that some pull-back from these overbought conditions is highly likely. Corporate bonds are clearly inexpensive relative to Treasuries by historical standards and yield spreads appear to have stabilized in recent weeks. However, we intend to focus near-term on higher quality, liquid names, which should lead any recovery of this sector. We do not plan to be more aggressive in our credit posture until the Federal Reserve Board actually lowers rates, credit conditions loosen and money returns to the high yield market.

 The net assets of the Fund on November 30, 2000 were $91,333,920 or $13.44 per share compared to $94,268,632 or $13.88 per share, on November 30, 1999. This reflects the impact of sharply wider yield spreads on corporate bonds. At the December 13th Directors meeting, Vestaur Securities, Inc. declared the regular quarterly income dividend of $0.26 per share. This dividend is payable on January 15, 2001 to shareholders of record on December 29, 2000.

 First Capital Group changed its name to Evergreen Institutional Asset Management (EIAM) effective 11/30/2000. Your investment portfolio continues to be managed by the same investment team with the primary objective of maintaining a high level of current income through a diversified portfolio of high-quality fixed income securities which management considers to be of high quality. We would like to take this opportunity to thank you for your continuing confidence in Vestaur Securities, Inc. and we will continue providing you excellent investment services.

Sincerely,

/s/ Glen T. Insley
Glen T. Insley, CFA
Chairman of the Board
December 28, 2000

                            SCHEDULE OF INVESTMENTS
                               November 30, 2000

 Principal
   Amount                                                              Value

 LONG-TERM BONDS AND NOTES - 96.5%
            MEDIA - 17.0%
 $2,000,000 Chancellor Media Corp. 8.75% 6/15/2007...............   $ 2,020,000
  1,960,000 Comcast Corp. 10.25% 10/15/2001......................     2,016,409
  2,065,000 Insight Midwest LP 10.50% 11/1/2010..................     2,054,675
  1,150,000 Lenfest Communications, Inc. 8.375% 11/1/2005........     1,211,962
  2,000,000 Seagram Ltd. 8.35% 1/15/2022.........................     2,389,780
  4,200,000 Time Warner, Inc. 9.125% 1/15/2013...................     4,825,674
  1,000,000 Viacom, Inc. 10.25% 9/15/2001........................     1,026,150
                                                                    -----------
                                                                     15,544,650
                                                                    -----------
            DIVERSIFIED TELECOMMUNICATION SERVICES - 12.1%
  3,000,000 AT&T Corp. 8.35% 1/15/2025...........................     2,849,460
  1,500,000 AT&T Corp. 8.625% 12/1/2031..........................     1,502,235
  1,000,000 Global Crossing Holdings Ltd. 9.125% 11/15/2006......       840,000
  1,900,000 Metromedia Fiber Network, Inc. 10.00% 11/15/2008.....     1,444,000
    750,000 Metromedia Fiber Network, Inc. 10.00% 12/15/2009.....       573,750
  1,500,000 Nextlink Communications, Inc. 10.75% 6/1/2009........       975,000
  1,000,000 Pacific Bell 8.70% 6/15/2001.........................     1,010,210
    700,000 Vodafone Airtouch, Plc 7.75% 2/15/2010...............       722,624
  1,589,000 Williams Communications Group, Inc. 10.875%
             10/1/2009...........................................     1,144,080
                                                                    -----------
                                                                     11,061,359
                                                                    -----------
            OIL & GAS - 11.1%
  1,750,000 Atlantic Richfield Co. 10.875% 7/15/2005.............     2,066,820
  2,000,000 Diamond Shamrock, Inc. 8.00% 4/1/2023................     2,009,200
    500,000 El Paso Energy Corp. 8.05% 10/15/2030................       510,093
  3,150,000 Occidental Petroleum Corp. 8.45% 2/15/2029...........     3,328,825
  1,500,000 Pennzoil Co. 10.125% 11/15/2009......................     1,768,605
    500,000 Tennessee Gas Pipeline Co. 7.50% 4/1/2017............       492,917
                                                                    -----------
                                                                     10,176,460
                                                                    -----------
            U.S. GOVERNMENT AGENCIES - 8.7%
  1,158,777 FHLMC 9.00% 8/1/2000.................................     1,192,451
  1,572,993 FNMA 9.00% 2/1/2025..................................     1,647,349
    788,224 FNMA 10.00% 4/1/2021.................................       847,885
    829,592 GNMA 8.00% 3/15/2022 - 8/15/2024.....................       849,631
    690,133 GNMA 8.25% 5/15/2020.................................       712,556
  1,462,174 GNMA 8.50% 9/15/2024 - 1/15/2027.....................     1,506,029
    400,281 GNMA 9.00% 12/15/2019 - 3/15/2021....................       422,263
    272,652 GNMA 9.50% 5/15/2019 - 9/15/2019.....................       289,095
    281,645 GNMA 10.00% 1/15/2019 - 4/15/2020....................       304,085
    131,167 GNMA 10.50% 4/15/2019 - 5/15/2019....................       143,545
                                                                    -----------
                                                                      7,914,889
                                                                    -----------
            ELECTRIC UTILITIES - 7.8%
  1,143,000 Niagara Mohawk Power Corp. 8.75% 4/1/2022............     1,203,259
  2,494,000 Niagara Mohawk Power Corp. 9.75% 11/1/2005...........     2,769,986
  2,000,000 Texas Utilities Electric Co. 8.50% 8/1/2024..........     2,065,880
  1,000,000 Texas Utilities Electric Co. 8.75% 11/1/2023.........     1,062,770
                                                                    -----------
                                                                      7,101,895
                                                                    -----------
            DIVERSIFIED FINANCIALS - 6.8%
  1,000,000 CIGNA Corp. 8.30% 1/15/2033..........................       991,460
  1,055,000 CIGNA Corp. 8.75% 10/1/2001..........................     1,065,624
  2,600,000 GMAC 9.625% 12/15/2001...............................     2,671,448
    500,000 Household Finance Corp. 7.875% 3/1/2007..............       506,916
    583,000 Lehman Brothers, Inc. 11.625% 5/15/2005..............       680,332
    350,000 Washington Mutual Capital I 8.375% 6/1/2027..........       319,554
                                                                    -----------
                                                                      6,235,334
                                                                    -----------
            PAPER & FOREST PRODUCTS - 5.5%
  2,000,000 Abitibi Cons., Inc. 8.55% 8/1/2010...................     1,964,860
  1,000,000 Boise Cascade Corp. 9.45% 11/1/2009..................     1,061,080
  2,400,000 Georgia Pacific Corp. 8.125% 6/15/2023...............     1,950,000
                                                                    -----------
                                                                      4,975,940
                                                                    -----------

                       See Notes to Financial Statements

                               November 30, 2000

 Principal
   Amount                                                              Value

 LONG-TERM BONDS AND NOTES - Continued
            TRUST PREFERRED - 4.8%
 $1,000,000 BankAmerica Capital II 8.00% 12/15/2026..............   $   908,290
  4,000,000 MBNA Capital 8.278% 12/1/2026........................     3,479,000
                                                                    -----------
                                                                      4,387,290
                                                                    -----------
            SPECIALTY RETAIL - 4.7%
  1,000,000 Dayton Hudson Corp. 9.25% 3/1/2006...................     1,004,740
    450,000 Dayton Hudson Corp. 10.00% 12/1/2000.................       450,000
    855,000 Federated Dept. Stores, Inc. 10.00% 2/15/2001........       856,807
  2,000,000 Wal-Mart Stores, Inc. 8.625% 4/1/2001................     2,010,900
                                                                    -----------
                                                                      4,322,447
                                                                    -----------
            CHEMICALS - 3.9%
  3,500,000 Air Products & Chemicals, Inc. 8.875% 8/1/2001.......     3,543,855
                                                                    -----------
            AEROSPACE & DEFENSE - 3.5%
  1,500,000 Lockheed Martin Corp. 8.20% 12/1/2009................     1,611,332
  1,500,000 Northrop Grumman Corp. 9.375% 10/15/2024.............     1,568,040
                                                                    -----------
                                                                      3,179,372
                                                                    -----------
            COMMUNICATIONS EQUIPMENT - 2.8%
  2,500,000 Rogers Cablesystems Ltd. 9.625% 8/1/2002.............     2,556,250
                                                                    -----------
            AIR FREIGHT & COURIERS - 2.3%
  1,800,000 Federal Express Corp. 9.65% 6/15/2012................     2,061,702
                                                                    -----------
            TRANSPORTATION INFRASTRUCTURE - 2.1%
  2,000,000 Burlington Northern, Inc. 7.50% 7/15/2023............     1,883,860
                                                                    -----------
            COMMERCIAL SERVICES & SUPPLIES - 1.6%
  1,560,000 USA Waste Service, Inc. 7.125% 10/1/2007.............     1,444,622
                                                                    -----------
            METALS & MINING - 1.2%
  1,000,000 USX Marathon Group 9.375% 2/15/2012..................     1,138,540
                                                                    -----------
            HOTELS, RESTAURANTS & LEISURE - 0.6%
    540,000 MGM Mirage, Inc. 8.50% 9/15/2010.....................       542,473
                                                                    -----------
            RESIDENTIAL SECURITIES - 0.0%
      9,074 Residential Mortgages (first and second),
             Participation, 8.375% Average Yield, 2 Year Average
             Maturity, Acquired 12/29/1977 [_]...................         8,612
                                                                    -----------
            Total Long Term Bonds and Notes (Cost $92,224,900)...    88,079,550
                                                                    -----------

 SHORT-TERM INVESTMENTS
            REPURCHASE AGREEMENT - 1.2%
 $1,122,109 State Street Bank & Trust Co. 6.50% dated
             11/30/2000, maturing 12/01/2000, maturity
             value $1,122,312 (cost $1,122,109) #.........            1,122,109
                                                                    -----------
            Total Long Term Bonds and Notes...............
            Total Investments (cost $93,347,009)..........    97.7%  89,201,659
            Other Assets Less Liabilities.................     2.3    2,132,261
                                                             -----  -----------
            Net Assets....................................   100.0% $91,333,920
                                                             =====  ===========

[_] Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
#    The repurchase agreement is fully collateralized by $1,110,000 FHLMC, 5.96%
     3/30/2002; value including accrued interest $1,146,674.

            SUMMARY OF ABBREVIATIONS
 FHLMC      Federal Home Loan Mortgage Corporation
 FNMA       Federal National Mortgage Association
 GMAC       General Motors Acceptance Corp.
 GNMA       Government National Mortgage Association

 Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended November 30, 2000:

                                   Cost of Purchases           Proceeds from Sales
         -------------------------------------------------------------------------
         Non-U.S. Government          $17,537,719                  $15,680,297
         U.S. Government                1,214,433                    3,893,375

 As of November 30, 2000 the tax cost of securities was $93,347,497. Net unrealized losses on investments aggregated $4,145,838, of which $1,210,652 related to appreciated securities and $5,356,490 related to depreciated securities.

                       See Notes to Financial Statements

 STATEMENT OF ASSETS AND LIABILITIES

 November 30, 2000

ASSETS
  Identified cost of invesments...................................  $93,347,009
  Net unrealized loss on investments..............................   (4,145,350)
                                                                    -----------
  Market value of investments.....................................   89,201,659
  Receivable for investments sold.................................        3,772
  Interest receivable.............................................    2,194,310
  Prepaid expenses and other assets...............................        5,475
                                                                    -----------
  Total assets....................................................   91,405,216
                                                                    -----------
LIABILITIES
  Advisory fee payable............................................       52,288
  Accrued expenses and other liabilities..........................       19,008
                                                                    -----------
  Total liabilities...............................................       71,296
                                                                    -----------
NET ASSETS........................................................  $91,333,920
                                                                    ===========
NET ASSETS REPRESENTED BY
  Common stock, par value $0.01 per share, 10,000,000 shares
   authorized, 6,794,105 shares issued and outstanding............  $    67,941
  Capital in excess of par value..................................   97,460,998
  Undistributed net investment income.............................      344,422
  Accumulated net realized losses on investments..................   (2,394,091)
  Net unrealized losses on investments............................   (4,145,350)
                                                                    -----------
  Total net assets................................................  $91,333,920
                                                                    ===========
SHARES OUTSTANDING................................................    6,794,105
                                                                    -----------
NET ASSET VALUE PER SHARE.........................................  $     13.44
                                                                    -----------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS

 Year Ended November 30, 2000

INVESTMENT INCOME
  Interest........................................................  $ 8,152,308
EXPENSES
  Advisory fee....................................................      667,417
  Directors' fees and expenses....................................       75,650
  Professional fees...............................................       49,097
  Printing expenses...............................................       41,098
  Custodian fee...................................................       19,913
  Other...........................................................       57,883
                                                                    -----------
  Total expenses..................................................      911,058
  Less: Expense reductions........................................       (1,424)
                                                                    -----------
  Net expenses....................................................      909,634
                                                                    -----------
NET INVESTMENT INCOME.............................................    7,242,674
                                                                    -----------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
  Net realized losses on investments..............................   (1,486,186)
  Net change in unrealized gains or losses on investments.........   (1,625,331)
                                                                    -----------
  Net realized and unrealized losses on investments...............   (3,111,517)
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............  $ 4,131,157
                                                                    ===========

                       See Notes to Financial Statements

 STATEMENTS OF CHANGES IN NET ASSETS

                                                             Year Ended
                                                            November 30,
                                                       ------------------------
                                                          2000         1999
                                                       -----------  -----------
OPERATIONS
 Net investment income...............................  $ 7,242,674  $ 6,965,956
 Net realized losses on investments..................   (1,486,186)    (899,961)
 Net change in unrealized gains or losses on
  investments........................................   (1,625,331)  (4,907,289)
                                                       -----------  -----------
   Net increase in net assets resulting from
    operations.......................................    4,131,157    1,158,706
                                                       -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income...............................   (7,065,869)  (7,022,889)
CAPITAL SHARE TRANSACTIONS
 Net asset value of common shares issued under the
  Automatic Dividend Investment Plan.................            0    1,018,019
                                                       -----------  -----------
TOTAL DECREASE IN NET ASSETS.........................   (2,934,712)  (4,846,164)
NET ASSETS
 Beginning of period.................................   94,268,632   99,114,796
                                                       -----------  -----------
 End of period.......................................  $91,333,920  $94,268,632
                                                       ===========  ===========
Undistributed net investment income..................  $   344,422  $   201,780
                                                       ===========  ===========

                      See Notes to Financial Statements.
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS - The following table includes selected data for each share of common stock outstanding throughout each year and other performance information derived from the financial statements and market price data.

                                        Year Ended November 30,
                          ----------------------------------------------------
                           2000     1999        1998 (d)       1997     1996
                          -------  -------      --------      -------  -------
Net asset value
 beginning of period....  $ 13.88  $ 14.74      $ 14.82       $ 14.72  $ 15.17
                          -------  -------      -------       -------  -------
Income from investment
 operations
Net investment income...     1.07     1.03         1.05          1.07     1.08
Net realized and
 unrealized gains or
 losses on investments..    (0.47)   (0.85)       (0.06)         0.11    (0.39)
                          -------  -------      -------       -------  -------
Total from investment
 operations.............     0.60     0.18         0.99          1.18     0.69
Less distributions from:
Net investment income...    (1.04)   (1.04)       (1.04)        (1.08)   (1.09)
Net realized gains......        0        0        (0.03)            0    (0.05)
                          -------  -------      -------       -------  -------
Total distributions.....    (1.04)   (1.04)       (1.07)        (1.08)   (1.14)
                          -------  -------      -------       -------  -------
Net asset value, end of
 period.................  $ 13.44  $ 13.88      $ 14.74       $ 14.82  $ 14.72
                          =======  =======      =======       =======  =======
Market value, end of
 period.................  $ 12.63  $ 12.75      $ 14.94       $ 14.06  $ 13.50
                          =======  =======      =======       =======  =======
Total Return
 Based on net asset
  value (a).............     4.54%    1.29%        6.90%         8.50%    4.91%
 Based on market value
  (b)...................     7.39%   (8.12%)      14.19%        12.58%    7.69%
Ratios/supplemental data
Net assets end of period
 (in thousands).........  $91,334  $94,269      $99,115       $98,594  $97,907
                          =======  =======      =======       =======  =======
Ratios to average net
 assets

 Expenses...............     0.99%(c) 1.00%(c)     0.97%(c)       0.9%     0.9%
 Net investment income..     7.89%    7.25%        7.13%          7.4%     7.4%
Portfolio turnover
 rate...................       21%      44%          43%           33%      47%

(a) The net asset value total return is based on the net asset value on the first and last day of each year. Dividends and other distributions are reinvested at the ex-date net asset value. These percentages are not an indication of the performance of a shareholder's investment in the Company based on market value due to differences between the market price and the net asset value of the Company.
(b) The market value total return is based on the market value on the first and last day of each year and computed on a similar basis as above, except the dividends and other distributions are reinvested at prices obtained by the Company's dividend investment plan.
(c) The ratio of expenses to average net assets includes any expense reductions. Excluding expense reductions, the ratio is the same.
(d) Effective April 28, 1998, First Union National Bank became the investment advisor. Prior to that date, CoreStates Investment Advisors was the investment advisor.

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Vestaur Securities, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The primary investment objective of the Company is to seek a high level of current income for its shareholders through investment in a diversified portfolio of fixed income securities which management considers to be of high quality.

The following is a summary of significant accounting policies consistently followed by the company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

  A. Valuation of Securities -

Fixed Income Securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Otherwise, securities for which valuations are not readily available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Directors.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

  B. Repurchase Agreements -

The Company may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Company's behalf. The Company monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Company will only enter into repurchase agreements with its custodian bank, State Street Bank and Trust Company.

  C. Security Transactions and Investment Income -

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis.

  D. Federal Taxes -

The Company intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their net investment company taxable income, net tax-exempt income and net capital gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

  E. Distributions -

Distributions from net investment income are declared and paid on a quarterly basis. These dividends are recorded on the ex-dividend date. Shareholders have the option of receiving their dividends in cash or in the Company's common stock in accordance with the Company's Automatic Dividend Investment Plan. For those dividends paid in common stock, the Company attempts to repurchase enough common stock in the market to satisfy its dividend needs. If the market price of the common stock plus brokerage commission equals or exceeds the net asset value or sufficient common stock cannot be repurchased in the market, the Company will issue new shares and record the common stock at the greater of (i) the per share net asset value, or (ii) 95% of the market price per share as of the close of business on the last trading day of the month in which the dividend or other distribution is paid. Distributions from net realized capital gains, if any, are paid at least annually.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Company's components of net assets to reflect income and gains available for distribution or available capital loss carryovers, as applicable under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses.

NOTE 2 - INVESTMENT ADVISORY AGREEMENT AND AFFILIATED TRANSACTIONS

Evergreen Institutional Asset Management division of First Union National Bank, a subsidiary of First Union Corporation, is the investment advisor for the Company and is paid a management fee that is computed weekly and paid monthly. The advisory fee is computed at an annual rate of 0.50% of the Company's average monthly net assets plus 2.50% of the Company's investment income.

Officers of the Company and affiliated Directors receive no compensation directly from the Company.

NOTE 3 - CAPITAL SHARE TRANSACTIONS

The Company has authorized capital of 10,000,000 shares of common stock with a par value of $0.01 per share. For the years ended November 30, 2000 and November 30, 1999 the Company issued 0 and 71,640 shares of common stock, respectively.

NOTE 4 - SECURITIES TRANSACTIONS

As of November 30, 2000, the Company has a $2,393,604 capital loss carryforward for federal income tax purposes of which $46,223 expires in 2006, $895,845 expires in 2007 and $1,451,536 expires in 2008.

NOTE 5 - EXPENSE REDUCTIONS

The Company has entered into an expense offset arrangement with its custodian where by credits realized as a result of uninvested cash balances were used to reduce a portion of the Company's related expenses. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

NOTE 6 - SUBSEQUENT DISTRIBUTION TO SHAREHOLDERS

On December 13, 2000 the Company declared a dividend of $0.26 per share which will be payable on January 15, 2001 to shareholders of record as of December 29, 2000.

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INDEPENDENT AUDITORS' REPORT
The Stockholders and Board of Directors
Vestaur Securities, Inc.
Philadelphia, Pennsylvania

 We have audited the accompanying statement of assets and liabilities of Vestaur Securities, Inc. (the "Company") as of November 30, 2000, including the schedule of investments as of November 30, 2000 and the related statement of operations for the year ended and the statement of changes in net assets for the years ended November 30, 2000 and 1999, and the financial highlights for each of the years in the five-year period ended November 30, 2000. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2000 by correspondence with custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
 In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Vestaur Securities, Inc. as of November 30, 2000, the results of its operations, changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche L.L.P.

Boston, Massachusetts
December 29, 2000
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ADDITIONAL INFORMATION (unaudited) New Accounting Pronouncement
 In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Company to amortize premium and accrete discount on all fixed-income securities and classify gains and losses realized on paydowns on mortgage-backed securities, which are presently included in realized gain/loss, as interest income. Adopting these accounting principles will not impact the total net assets of the Company, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations and affect the presentation of the Company's Financial Highlights. The Company has not at this time quantified the impact, if any, resulting from the adoption of these accounting changes on the financial statements.
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AUTOMATIC DIVIDEND INVESTMENT PLAN
 Any registered Shareholder of Vestaur Securities, Inc. may participate in the Automatic Dividend Investment Plan (the "Plan"), with the exception of brokers and nominees of banks and other financial institutions. If you are a beneficial owner, whose shares are registered in the name of another (e.g., in a broker's "street name") and desire to participate in the Plan, you must become a registered holder by having the shares transferred to your name.
 To participate in the Plan, you must complete and forward an enrollment form to the Plan agent. This form authorizes the Plan agent to receive your dividends and other distributions from the Company in additional shares of common stock. The additional shares will be issued by the Company, if the net asset value per share is equal to or lower than the market price of the Company's common stock plus brokerage commissions or sufficient common stock cannot be purchased in the market. The newly issued shares will be valued in accordance with the Plan. If the net asset value per share is higher than the market price of the Company's common stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged against the amounts invested.
 Shares will be held by EquiServe First Chicago Trust Division, the Plan agent. You will receive a statement each time shares are distributed by the Company or purchased for you.
 There is no direct charge for Plan participation. The administrative costs of the Plan are paid out of the investment advisory fees received from the Company by its investment advisor, First Union National Bank.
 If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.
 You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.
 For additional information on the Plan, please write EquiServe First Chicago Trust Division, P.O. Box 2500, Jersey City, NJ 07303-2500 or call 1-201-324-0313.

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                                     Transfer Agent, Dividend Disbursing Agent,
                                             Registrar & Shareholder Relations
                           Custodian                                 EquiServe,
 State Street Bank and Trust Company              First Chicago Trust Division
                            Box 9021                             P.O. Box 2500
               Boston, MA 02205-9827                Jersey City, NJ 07303-2500
                                                                (201) 324-0313

       Common Stock listed on New York Stock Exchange, Symbol VES.
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